Exhibit 10.33
FIRST AMENDMENT
TO THE
ADGERO BIOPHARMACEUTICALS HOLDINGS, INC. 2016 EQUITY INCENTIVE PLAN

This FIRST AMENDMENT (this “Amendment”) is made March 3, 2017 to the Adgero Biopharmaceuticals Holdings, Inc. 2016 Equity Incentive Plan (the “Plan”).

W I T N E S S E T H:

WHEREAS, Adgero Biopharmaceuticals Holdings, Inc. (the “Company”) sponsors and maintains the Plan; and

WHEREAS, Section 18.2 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time; and

WHEREAS, the Board desires to amend the Plan in the manner hereinafter provided subject to approval by the Company’s stockholders.

NOW, THEREFORE, be it effective as of the date of approval by the Company’s stockholders:

1.
Amendment to Section 4.1. The first sentence of Section 4.1(a) of the Plan is hereby amended by deleting it in its entirety and replacing it with the following in substitution therefore:

“Subject to adjustment pursuant to Section 4.2 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 2,756,330 shares.”

2.
Miscellaneous.

2.1           This Amendment shall be subject to approval by the stockholders of the Company within 12 months after the date this Amendment is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable laws. Notwithstanding any provision in the Plan to the contrary, exercise of any Option granted for shares of Common Stock in excess of those remaining available for grant under the Plan in the absence of such Amendment before the Company has obtained stockholder approval of this Amendment in accordance with this Section 2.1 shall be conditioned upon obtaining such stockholder approval of this Amendment in accordance with this Section 2.1.

2.2           This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

2.3           The Plan, as amended or modified hereby, is in full force and effect as of the date hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned being a duly authorized officer of the Company has executed this Amendment as evidence of its adoption by the Company as of the date first set forth above.

ADGERO BIOPHARMACEUTICALS HOLDINGS, INC.

By:	/s/ Frank Pilkiewicz
Name:	Frank Pilkiewicz
Title:	Chief Executive Officer

[Signature page to First Amendment to 2016 Equity Incentive Plan]